UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2011

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2011, Hector V. Barreto, a Class III director of the Board of Directors (the "Board") of MMRGlobal, Inc. (the "Company"), announced his immediate resignation from the Board due to his appointment to the Board of Directors of the U.S. Chamber of Commerce which required him to resign his seat with MMR to avoid conflicts. There were no disagreements between the Company and Mr. Barreto which led to Mr. Barreto's decision to resign from the Board. Mr. Barretto will remain active with the Company, including serving as Chairman of the Company's Board of Advisors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
October 6, 2011	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer